UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2025

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Executive Office Address and Telephone Number	State of Incorporation	IRS Employer Identification No.
001-33401	Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Delaware	20-5490327
033-47040	Cinemark USA, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Texas	75-2206284

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading symbol(s)	Name of each exchange on which registered
Cinemark Holdings, Inc.	Common Stock, par value $0.001 per share	CNK	NYSE NYSE Texas
Cinemark USA, Inc.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On September 5, 2025, Cinemark Holdings, Inc. (“
we
”, “
our
”, “
us
”) and Cinemark USA, Inc. (“
Cinemark USA
”), our wholly-owned subsidiary, entered into a Fourth Amendment (the “
Fourth Amendment
”) to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023 (as amended by that certain First Amendment, dated as of May 28, 2024, that certain Second Amendment, dated as of November 29, 2024, and that certain Third Amendment, dated as of June 30, 2025, the “
Credit Agreement
”), among us, Cinemark USA, the several banks and other lenders from time to time party thereto, the other agents and arrangers named therein and Barclays Bank PLC, as administrative agent. The Credit Agreement was amended pursuant to the Fourth Amendment to, among other things, reduce the rate at which the revolving loans bear interest by 1.50% and increase the aggregate commitment of the revolving loans available to us by an amount equal to $100,000,000 (to a total aggregate commitment of revolving loans equal to $225,000,000). The revolving credit facility is scheduled to mature on May 26, 2028, subject to a springing maturity date of April 15, 2028 in certain circumstances, and Cinemark USA will be required to pay a commitment fee calculated at a percentage ranging from 0.25% to 0.375% on the average daily unused portion of the revolving credit facility, payable quarterly in arrears.
The foregoing summary of the Fourth Amendment is qualified in its entirety by reference to the complete copy of the Fourth Amendment, filed as Exhibit 10.1 to this Current Report on Form
8-K
and is incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an
Off-Balance
Sheet Arrangement of Registrant.
The information set forth in Item 1.01 above is hereby incorporated into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Fourth Amendment, dated as of September 5, 2025, to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023 (as amended by that certain First Amendment, dated as of May 28, 2024, that certain Second Amendment, dated as of November 29, 2024, and that certain Third Amendment, dated as of June 30, 2025), among Cinemark Holdings, Inc., Cinemark USA, Inc., the several banks and other lenders from time to time party thereto, the other agents and arrangers named therein and Barclays Bank PLC, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
CINEMARK USA, INC.

Date: September 5, 2025	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Executive Vice President - General Counsel and
Business Affairs & Secretary